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                                                                  Exhibit 10.10

                              SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (this "Agreement") dated as of August 11, 2000, is between the Board of Trade of the City of Chicago, Inc. (the "Company") and BANK ONE, NA (the "Bank").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, the Company has entered into a Credit Agreement dated as of August 11, 2000 (as amended or otherwise modified from time to time, the "Credit Agreement") with the Bank;

     WHEREAS, the obligations of the Company under the Credit Agreement are to be secured pursuant to this Agreement;

     NOW, THEREFORE, for and in consideration of any loan, advance or other financial accommodation heretofore or hereafter made to the Company under or in connection with the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. When used herein, (a) the terms Chattel Paper and Instrument have the respective meanings assigned thereto in the UCC (as defined below); (b) capitalized terms which are not otherwise defined have the respective meanings assigned thereto in the Credit Agreement; and (c) the following terms have the following meanings (such definitions to be applicable to both the singular and plural forms of such terms):

     Account means all "accounts" as defined in the UCC and, in any event, includes all exchange fees, quotation fees, rental payments, membership fees, membership dues and service fees.

     Account Debtor means any Person who is obligated under, or in respect of, any Account.

     Assignee Deposit Account - see Section 4.

     Collateral means all property and rights of the Company in which a security interest is granted hereunder.

     Liabilities means all obligations (monetary or otherwise) of the Company under the Credit Agreement, any Note or any document or instrument executed in connection therewith, in
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each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due.

     UCC means the Uniform Commercial Code as in effect from time to time in the State of Illinois.

     2. Grant of Security Interest. As security for the payment of all Liabilities, the Company hereby grants to the Bank a continuing security interest in the following, whether now or hereafter existing or acquired: all of the Company's Accounts and all security therefor and guaranties thereof and all Chattel Paper and all Instruments evidencing or relating to any Accounts, together with all books, records, writings, data bases, information and other property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to any of the foregoing, and all proceeds of, rights arising out of and returns of and from any of the foregoing.

     3. Warranties. The Company warrants that: (i) no financing statement (other than any which may have been filed on behalf of the Bank) covering any of the Collateral is on file in any public office; (ii) the Company is and will be the lawful owner of all Collateral, free of all liens and claims whatsoever, other than the security interest hereunder and Liens permitted under clause 6.16(i) of the Credit Agreement ("Permitted Liens"), with full power and authority to execute this Agreement and perform the Company's obligations hereunder, and to subject the Collateral to the security interest hereunder;
(iii) all information with respect to Collateral and Account Debtors set forth in any schedule, certificate or other writing at any time heretofore or hereafter furnished by the Company to the Bank is and will be true and correct in all material respects as of the date furnished; (iv) the Company's true legal name as registered in the jurisdiction in which the Company is incorporated, the state of its incorporation, its organizational identification number as designated by the state of its incorporation, and its chief executive office and principal place of business are as set forth on Schedule I hereto (and the Company has not maintained its chief executive office and principal place of business at any other location at any time after January 1, 2000); (v) except as set forth on Schedule II hereto, the Company is not now known and during the five years preceding the date hereof has not previously been known by any trade name; and (vi) except as set forth on Schedule II hereto, during the five years preceding the date hereof the Company has not been known by any legal name different from the one set forth on the signature page of this Agreement nor has the Company been the subject of any merger or other corporate reorganization.

     4. Collections, etc. Until such time during the existence of a Default as the Bank shall notify the Company of the revocation of such power and authority, the Company will, at its own expense, endeavor to collect, as and when due, all amounts due under the Accounts, and

                                      -2-
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may grant, in the ordinary course of business, to any party obligated on any of the Accounts, any refund or allowance to such party consistent with past practice. The Bank, however, may, at any time that a Default exists, whether before or after any revocation of such power and authority or the maturity of any of the Liabilities, notify any parties obligated on the Accounts to make payment to the Bank of any amounts due or to become due thereunder and enforce collection of the Accounts by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon the request of the Bank during the existence of a Default, the Company will, at its own expense, notify any or all parties obligated on the Accounts to make payment to the Bank of any amounts due or to become due thereunder.

     Upon request by the Bank during the existence of a Default, the Company will forthwith, upon receipt, transmit and deliver to the Bank, in the form received, all cash, checks, drafts and other instruments or writings for the payment of money (properly endorsed, where required, so that such items may be collected by the Bank) which may be received by the Company at any time in full or partial payment or otherwise as proceeds of any of the Collateral. Except as the Bank may otherwise consent in writing, any such items which may be so received by the Company will not be commingled with any other of its funds or property, but will be held separate and apart from its own funds or property and upon express trust for the Bank until delivery is made to the Bank. The Company will comply with the terms and conditions of any consent given by the Bank pursuant to the foregoing sentence.

     During the existence of a Default, all items or amounts which are delivered by the Company to the Bank on account of partial or full payment or otherwise as proceeds of any of the Collateral shall be deposited to the credit of a deposit account (an "Assignee Deposit Account") of the Company with the Bank over which the Bank has sole dominion and control, as security for payment of the Liabilities. The Company shall not have any right to withdraw any funds deposited in the Assignee Deposit Account. The Bank may, from time to time, in its discretion, and shall upon request of the Company made not more than once in any week, apply all or any of the then balance, representing collected funds, in the Assignee Deposit Account toward payment of the Liabilities, whether or not then due, in such order of application as the Bank may determine, and the Bank may, from time to time, in its discretion, release all or any of such balance to the Company.

     The Bank (or any designee of the Bank) is authorized to endorse, in the name of the Company, any item, howsoever received by the Bank, representing any payment on or other proceeds of any of the Collateral.

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     5.   Certificates, Schedules and Reports. The Company will from time to time, as the Bank may reasonably request, deliver to the Bank such schedules, certificates and reports respecting all or any of the Collateral at the time subject to the security interest hereunder, and the items or amounts received by the Company in full or partial payment of any of the Collateral, as the Bank may reasonably request. Any such schedule, certificate or report shall be executed by a duly authorized officer of the Company and shall be in such form and detail as the Bank may reasonably specify.

     6. Agreements of the Company. The Company (a) will, upon request of the Bank, execute such financing statements and other documents (and pay the cost of filing or recording the same in all public offices reasonably deemed appropriate by the Bank) and do such other acts and things, all as the Bank may from time to time reasonably request, to establish and maintain a valid security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever other than Permitted Liens) to secure the payment of the Liabilities;
(b) authorizes the Bank to file such financing statements and other documents without its signature (to the extent allowed by applicable law); (c) shall not change its state of incorporation or its name, identity or corporate structure such that any financing statement filed to perfect the Bank's interests under this Agreement would become seriously misleading, unless the Company shall have given the Bank not less than 30 days' prior notice of such change (provided that this Section 6(c) shall not be deemed to authorize any change or transaction prohibited under the Credit Agreement); (d) will keep its records concerning the Collateral in such a manner as will enable the Bank or its designees to determine at any time the status of the Collateral; (e) will furnish the Bank such information concerning the Company, the Collateral and the Account Debtors as the Bank may from time to time reasonably request; (f) will permit the Bank and its designees, from time to time, on reasonable notice and at reasonable times and intervals during normal business hours (or at any time without notice during the existence of a Default), to inspect, audit and make copies of and extracts from all records and other papers in the possession of the Company pertaining to the Collateral and the Account Debtors, and will, upon request of the Bank during the existence of a Default, deliver to the Bank all of such records and papers; (g) will, upon request of the Bank, stamp on its records concerning the Collateral, and add on all Chattel Paper constituting a portion of the Collateral, a notation, in form satisfactory to the Bank, of the security interest of the Bank hereunder; (h) will not sell, lease, assign or create or permit to exist any Lien (other than Permitted Liens) on any Collateral; (i) will take all steps reasonably necessary to protect, preserve and maintain all of its rights in the Collateral; and (j) will reimburse the Bank for all expenses, including reasonable attorney's fees and charges (including time charges of attorneys who are employees of the Bank), incurred by the Bank in seeking to collect or enforce any rights in respect of the Collateral.

                                      -4-
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     The Bank shall have no obligation or liability regarding the Collateral or any part thereof by reason of, or arising out of, this Agreement.

     7. Default. Whenever a Default shall be existing, the Bank may exercise from time to time any and all rights and remedies available to it under the UCC, any other applicable law and hereunder. Notice of the intended disposition of any Collateral may be given by first-class mail, hand-delivery (through a delivery service or otherwise), facsimile or e-mail, and shall be deemed to have been "sent" three business days after deposit in the U.S. Mails with adequate postage properly affixed, upon delivery to an express delivery service or upon electronic submission through telephonic or Internet services, as applicable. The Company agrees and acknowledges that (i) with respect to collateral that is
(A) perishable or threatens to decline speedily in value or (B) is of a type customarily sold on a recognized market, no notice of disposition need be given; and (ii) with respect to Collateral not described in clause (i) above, notification sent after default and at least ten days before any proposed disposition provides notice within a reasonable time before disposition.

     Any cash proceeds of any disposition by the Bank of any Collateral shall be applied by the Bank to payment of expenses in connection with the Collateral, including reasonable attorneys' fees and legal expenses, and thereafter to the payment of any of the Liabilities in such order of application as the Bank may from time to time elect (and thereafter any surplus will be paid to the Company).

     8. General. The Bank shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as the Company requests in writing, but failure of the Bank to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Bank to preserve or protect any right with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by the Company, shall be deemed of itself a failure to exercise reasonable care in the custody or preservation of such Collateral.

     The Company agrees that a carbon, photographic or other reproduction of this Agreement is sufficient as a financing statement.

     Any notice from the Bank to the Company, if mailed, shall be deemed given three business days after the date mailed, postage prepaid, addressed to the Company either at the Company's address shown on Schedule I hereto or at such other address as the Company shall have specified in writing to the Bank as its address for notices hereunder.

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     The Company agrees to pay all expenses, including reasonable attorney's fees and charges (including time charges of attorneys who are employees of the Bank) paid or incurred by the Bank in endeavoring to collect the Liabilities, or any part thereof, and in enforcing this Agreement, and such obligations will themselves be Liabilities.

     No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Bank of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

     This Agreement shall remain in full force and effect until all Liabilities (other than contingent indemnification obligations) have been paid in full and the Commitment has terminated. If at any time all or any part of any payment theretofore applied by the Bank to any of the Liabilities is or must be rescinded or returned by the Bank for any reason whatsoever (including the insolvency, bankruptcy or reorganization of the Company), such Liabilities shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Bank, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Bank had not been made.

     This Agreement shall be construed in accordance with and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     The rights and privileges of the Bank hereunder shall inure to the benefit of its successors and assigns.

     This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED THAT ANY SUIT SEEKING

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ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE
BANK'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND OR IN ANY JURISDICTION IN WHICH A BANKRUPTCY, INSOLVENCY OR OTHER SIMILAR LEGAL OR EQUITABLE PROCEEDING IS PENDING AGAINST THE COMPANY. THE COMPANY HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO ITS ADDRESS SET FORTH ON SCHEDULE I HERETO (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE BANK AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE COMPANY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     EACH OF THE COMPANY AND THE BANK HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

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     IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                                       BOARD OF TRADE OF THE CITY OF
                                          CHICAGO, INC.


                                       By: /s/ Glenn M. Johnson
                                          Title: SVP/CFO

                                       BANK ONE, NA (Main Office Chicago)


                                       By: /s/ Glenyss Gilliam
                                          Title: Vice President



                                                              Security Agreement
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                                   SCHEDULE I
                             TO SECURITY AGREEMENT

Company's Legal Name: Board of Trade of the City of Chicago, Inc.

State of Incorporation: Illinois
Organizational ID: 36-0819800
Chief Executive Office:       141 West Jackson Boulevard
                              Chicago, IL 60604

Principal Place of Business: _141 West Jackson Boulevard
                              Chicago, IL 60604

                                                              Security Agreement
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                                  SCHEDULE II
                             TO SECURITY AGREEMENT

                      TRADE NAMES, PRIOR LEGAL NAMES, ETC.
                      -----------------------------------

Prior Legal Name
----------------

Board of Trade of the City of Chicago



                                                              Security Agreement